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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2006

                         ALABAMA NATIONAL BANCORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                    0-25160                      63-1114426
 (State of Incorporation)    (Commission File Number)         (IRS Employer
                                                           IdentificationNumber)

               1927 First Avenue North, Birmingham, Alabama 35203
          (Address of principal executive offices, including zip code)

                                 (205) 583-3600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 18, 2006, Alabama National BanCorporation issued a press release announcing financial results for the quarter ended March 31, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

     Exhibit Number      Exhibit
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     99.1                Press Release dated April 18, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Alabama National Bancorporation

                                        By: /s/ William E. Matthews, V
                                            -----------------------------
                                            William E. Matthews, V
                                            Executive Vice President and
                                            Chief Financial Officer

Dated: April 18, 2006

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                                INDEX TO EXHIBITS

Exhibit Number           Exhibit
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99.1                     Press Release dated April 18, 2006*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.